Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    06/02/99 07:48 am
  Investor Reporting System  v2.7     Monthly Statement         05/99 Activity
  ----------------------------------------------------------------------------
   Principal Receivables               FCARC               Investor
                                       ------------------- -------------------
    Beginning Principal Receivables    $2,642,429,824.58   $4,510,000,000.00
     Current Floating Allocation Pct.        36.94450543%        63.05549457%
    Total Adj. Principal Collections   $1,275,672,482.91   $2,177,269,891.67
    Principal Default Amounts                      $0.00               $0.00
     As a Percentage of Collections           0.00000000%         0.00000000%
    Monthly Principal Amortized                              $500,000,000.00
    Ending Principal Receivables       $3,332,060,711.05   $4,010,000,000.00
     New Floating Allocation Pct.            45.38318113%        54.61681887%
   Interest Collections                FCARC               Investor
                                       ------------------- -------------------
    Total Interest Collections            $20,532,017.84      $35,043,277.10
  -----------------------------------------------------------------------------
   Early Amortization Triggered?                           Yes              No
                                                           ---              --
    1.  Breach of covenants or agreements made in the                       x
        PSA and uncured for 45 days
    2.  Breach of any  representation  or warranty made                     x
        in the PSA and uncured for 60 days
    3.  Bankruptcy, insolvency or receivership of FMCC,                     x
        FCARC, or Ford
    4.  FCARC is an investment company within the                           x
        meaning of the ICA of 1940
    5.  Failure of FCARC to convey Receivables pursuant                     x
        to the PSA
    6.  Available Subordinated  Amount  has  been  reduced                  x
        to less than the Required Subordinated Amount
    7.  Servicer  Default has occurred                                      x
    8.  Average monthly payment rate for past three                         x
        periods is less than 20%
    9.  Used vehicle percentage exceeds 10% for two                         x
        collection periods
   10.  Interest rate swap is terminated in accordance                      x
        with its terms
   11.  Outstanding  principal amount of the certificates                   x
        is not repaid by the expected payment date

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    06/02/99 07:48 am
  Investor Reporting System  v2.7     Monthly Statement         05/99 Activity
  ----------------------------------------------------------------------------
   Principal Receivables                                   Trust Total
                                                           -------------------
    Beginning Principal Receivables                        $7,152,429,824.58
     Current Floating Allocation Percentage                     100.00000000%
    Total Adjusted Principal Collections                   $3,452,942,374.58
     Payment Rate                                                      48.28%
     Principal Collections                                 $3,132,156,458.36
     Principal Collection Adjustments                        $320,586,823.72
     Principal Collections for Status Dealer Accounts            $199,092.50
    Principal Default Amounts                                          $0.00
     As a Percentage of Collections                               0.00000000%
    Aggregate New Principal Receivables                    $3,642,573,261.05
    Ending Principal Receivables                           $7,342,060,711.05
     New Floating Allocation Percentage                         100.00000000%
   Interest Collections                                    Trust Total
                                                           -------------------
    Total Interest Collections                                $55,575,294.94
     Interest Collections                                     $55,572,543.33
     Interest Collections for Status Dealer Accounts               $2,751.61
     Recoveries on Receivables Written Off                             $0.00
    Monthly Yield                                                       9.32%
    Used Vehicle Principal Receivables Balance               $103,422,727.09
                                                                           1.41%
   Status Dealer Accounts                                  Trust Total
                                                           -------------------
    Beginning Balance                                            $352,644.10
     Principal Collections                                       $199,092.50
     Principal Write Offs                                              $0.00
     Interest Collections                                          $2,751.61
    Ending Balance                                               $153,551.60
   Subordination and Participation                         Trust Total
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
     Overconcentration Amount                                          $0.00
     Installment Amount                                                $0.00
     Other Ineligible Amounts                                          $0.00
    Available Subordinated Amount                            $501,111,111.11
    Required Subordinated Amount                             $501,111,111.11
    Required Participation  4.00%                            $180,400,000.00
    Required Participation and Subordinated Amount           $681,511,111.11

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    06/02/99 07:48 am
  Investor Reporting System  v2.7     Monthly Statement         05/99 Activity
  ----------------------------------------------------------------------------
    Current Participation Amount                           $3,332,060,711.05
     Current Participation Percentage                                 488.92%
    Current Participation Shortfall                                    $0.00
    Available Seller Collections                           $1,296,204,500.75
    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00
    Available Seller Collections to FCARC                  $1,296,204,500.75

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    06/02/99 07:48 am
  Investor Reporting System  v2.7     Monthly Statement         05/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1994-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      13.98126266%

    Total Adjusted Principal collections                     $482,764,942.72
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $7,770,127.96

   Source and Use of Funds                                 1994-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $7,770,127.96
     Investment and Net Swap Proceeds                             $29,064.42
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $11,299,192.38

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 5.1700%
     Days in Interest Period                                              29
    Current Interest Due                                       $4,164,722.22
    Net Trust Swap Receipts not req. to be paid                  $187,291.66
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,977,430.56
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,988,428.49

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    06/02/99 07:48 am
  Investor Reporting System  v2.7     Monthly Statement         05/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1994-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                           $500,000,000.00
    Principal Funding Account Balance                        $500,000,000.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               0.500000000000

    Interest Funding Account Balance                           $8,366,319.45
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $393,958.33
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1994-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    06/02/99 07:48 am
  Investor Reporting System  v2.7     Monthly Statement         05/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1995-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      13.98126266%

    Total Adjusted Principal collections                     $482,764,942.72
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $7,770,127.96

   Source and Use of Funds                                 1995-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $7,770,127.96
     Investment and Net Swap Proceeds                             $58,747.86
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $11,328,875.82

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 6.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $5,416,666.67
    Net Trust Swap Receipts not req. to be paid                $1,439,236.11
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,977,430.56
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $3,018,111.93

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    06/02/99 07:48 am
  Investor Reporting System  v2.7     Monthly Statement         05/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1995-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $16,421,875.01
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid           $5,244,791.67
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1995-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    06/02/99 07:48 am
  Investor Reporting System  v2.7     Monthly Statement         05/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-1
                                                           -------------------
    Certificates                                             $800,000,000.00
     Current Floating Allocation Percentage                      11.18501012%

    Total Adjusted Principal collections                     $386,211,954.18
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $6,216,102.37

   Source and Use of Funds                                 1996-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,216,102.37
     Investment and Net Swap Proceeds                             $46,997.56
     Reserve Fund Balance                                      $2,800,000.00
    Total Investor Collections and Reserve Fund                $9,063,099.93

     Certificates Outstanding                                $800,000,000.00
     Certificate Rate                                                 5.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $3,666,666.67
    Net Trust Swap Receipts not req. to be paid                  $484,722.23
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,181,944.44
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $666,666.67
    Servicing Fees Paid                                          $666,666.67
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,800,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,414,488.82

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    06/02/99 07:48 am
  Investor Reporting System  v2.7     Monthly Statement         05/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $88,888,888.89
    Required Subordinated Amount                              $88,888,888.89

    Required Participation  4.00%                             $32,000,000.00
    Required Participation and Subordinated Amount           $120,888,888.89

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,800,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $13,137,499.99
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid           $1,529,166.69
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    06/02/99 07:48 am
  Investor Reporting System  v2.7     Monthly Statement         05/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-2
                                                           -------------------
    Certificates                                             $960,000,000.00
     Current Floating Allocation Percentage                      13.42201215%

    Total Adjusted Principal collections                     $463,454,345.01
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $7,459,322.84

   Source and Use of Funds                                 1996-2
                                                           -------------------
     Investor Interest Funding Account Balance                 $7,459,322.84
     Investment and Net Swap Proceeds                             $12,380.38
     Reserve Fund Balance                                      $3,360,000.00
    Total Investor Collections and Reserve Fund               $10,831,703.22

     Certificates Outstanding                                $960,000,000.00
     Certificate Rate                                                 5.1300%
     Days in Interest Period                                              29
    Current Interest Due                                       $3,967,200.00
    Net Trust Swap Receipts not req. to be paid                  $148,866.67
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,818,333.33
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $800,000.00
    Servicing Fees Paid                                          $800,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,360,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,853,369.89

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    06/02/99 07:48 am
  Investor Reporting System  v2.7     Monthly Statement         05/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-2
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $106,666,666.67
    Required Subordinated Amount                             $106,666,666.67

    Required Participation  4.00%                             $38,400,000.00
    Required Participation and Subordinated Amount           $145,066,666.67

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,360,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $3,818,333.33
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $148,866.67
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-2
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    06/02/99 07:48 am
  Investor Reporting System  v2.7     Monthly Statement         05/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1997-1
                                                           -------------------
    Certificates                                             $750,000,000.00
     Current Floating Allocation Percentage                      10.48594699%

    Total Adjusted Principal collections                     $362,073,707.04
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $5,827,595.97

   Source and Use of Funds                                 1997-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $5,827,595.97
     Investment and Net Swap Proceeds                             $21,798.31
     Reserve Fund Balance                                      $2,625,000.00
    Total Investor Collections and Reserve Fund                $8,474,394.28

     Certificates Outstanding                                $750,000,000.00
     Certificate Rate                                                 5.0900%
     Days in Interest Period                                              29
    Current Interest Due                                       $3,075,208.33
    Net Trust Swap Receipts not req. to be paid                   $92,135.41
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $2,983,072.92
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $625,000.00
    Servicing Fees Paid                                          $625,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,625,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,241,321.36

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    06/02/99 07:48 am
  Investor Reporting System  v2.7     Monthly Statement         05/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1997-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $83,333,333.33
    Required Subordinated Amount                              $83,333,333.33

    Required Participation  4.00%                             $30,000,000.00
    Required Participation and Subordinated Amount           $113,333,333.33

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,625,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $6,274,739.59
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $193,802.07
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1997-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000